Exhibit 21.1
SUBSIDIARIES

STATE OF
NAME	INCORPORATION
25 East Same Day Surgery, L.L.C.	IL
Advanced Ambulatory Surgical Care, L.P. (doing business as Advanced Surgical Care)	MO
Adventist Midwest Health/USP Surgery Centers, L.L.C.	IL
Alamo Heights Surgicare, L.P. (doing business as Alamo Heights Surgery Center)	TX
Alliance Greenville, L.P.	DE
Alliance Greenville Texas General Partner, LLC	DE
Alliance Sterling Ridge, L.P.	DE
Alliance Surgery Augusta, LLC	DE
Alliance Surgery Buloxi, L.L.C.	DE
Alliance Surgery Birmingham, LLC	DE
Alliance Surgery, Inc.	DE
Alliance Texas Limited Partners, LLC	DE
Alexandria Surgery Center Real Estate, LLC	LA
Ambulatory Surgical Associates, LLC	TN
Arlington Orthopedic and Spine Hospital, LLC (doing business as Baylor Orthopedic and Spine Hospital at Arlington)	TX
Arlington Surgicare Partners, Ltd. (doing business as Baylor Surgicare at Arlington)	TX
Aspen Healthcare Holdings, Ltd.	UK
Aspen Healthcare, Ltd.	UK
Aspen Leasing, Ltd.	UK
Bagley Holdings, LLC	OH
Ballenger Crow Development, LLC	DE
Baptist Plaza Surgicare, L.P.	TN
Baptist Surgery Center, L.P. (doing business as Baptist Ambulatory Surgery Center)	TN
Baptist Women’s Health Center, LLC (doing business as The Center for Spinal Surgery)	TN
Baptist/USP Beaumont, LLC	TX
Baptist/USP Surgery Centers, L.L.C.	TX
Baylor Surgicare at Duncanville, LLC	TX
Baylor Surgicare at Ennis, LLC	TX
Baylor Surgicare at Granbury, LLC	TX
Baylor Surgicare at Mansfield, LLC	TX
Baylor Surgicare at Plano, LLC	TX
Beaumont Surgical Affiliates, Ltd. (dba Baptist Beaumont Surgical Affiliates)	TX
Bellaire Outpatient Surgery Center, L.L.P. (doing business as Baylor Surgicare at Oakmont)	TX
Bon Secours Surgery Center at Harbour View, LLC	VA
Bon Secours Surgery Center at Virginia Beach, LLC	VA
Bremner Duke/Mary Shiels Development, L.P.	IN
Briarcliff Ambulatory Surgery Center, L.P. (doing business as Briarcliff Surgery Center)	MO
Cedar Park Surgery Center, L.L.P. (dba Hill Country Surgery Center)	TX
Central Jersey Surgery Center, LLC	GA
Central Virginia Surgi-Center, L.P. (doing business as Surgi-Center of Central Virginia)	VA
Chesterfield Ambulatory Surgery Center, L.P. (doing business as Chesterfield Surgery Center)	MO
Chico Surgery Center, LP	CA
CHRISTUS Cabrini Surgery Center, L.L.C.	LA
CHRISTUS Santa Rosa Imaging Centers Partnership, LLC	TX
Christus/USP General Partner, LLC	TX
Christus/USP Surgery Centers, L.P.	TX
CHW/USP Folsom GP, LLC	CA
CHW/USP Grass Valley GP, LLC	CA
CHW/USP Las Vegas Surgery Centers, LLC	NV
CHW/USP Metro Surgery Center, LLC	AZ
CHW/USP Phoenix Surgery Centers, LLC	AZ
CHW/USP Phoenix II, LLC	AZ
CHW/USP Redding GP, LLC	CA
CHW/USP Roseville GP, LLC	CA
CHW/USP Sacramento Surgery Centers, L.L.C.	CA
Clarkston ASC Partners, LLC (doing business as Clarkston Surgery Center)	MI
Coast Surgery Center, L.P. (doing business as Coast Surgery Center of South Bay)	CA
Corpus Christi Surgicare, Ltd. (doing business as CHRISTUS Spohn — Corpus Christi Outpatient Surgery)	TX
Creekwood Surgery Center, L.P.	MO
Crown Point Surgery Center, LLC	CO
CSR/USP Surgery Centers, LLC	TX
CS/USP General Partners, LLC	TX
CS/USP Surgery Centers, LP	TX
Dallas Surgical Partners, LLC (doing business as (1) Baylor Surgicare (2) Texas Surgery Center and (3) Physicians Day Surgery	TX
Day-Op Surgery Consulting Company, LLC	DE
Denton Surgicare Partners, Ltd. (doing business as Baylor Surgicare at Denton)	TX
Denton Surgicare Real Estate, Ltd.	TX
Desert Ridge Outpatient Surgery, LLC (doing business as Desert Ridge Outpatient Surgery Center)	AZ
Desoto Surgicare Partners, Ltd. (doing business as North Texas Surgery Center)	TX
Destin Surgery Center, LLC	FL
Doctors Outpatient Surgicenter, Ltd.	TX
East Portland Surgery Center, LLC	OR
East West Surgery Center, L.P.	GA
Eastgate Building Center, L.L.C.	OH
Elmwood Park Same Day Surgery, L.L.C.	IL
Eye Surgery Center of Nashville, LLC	TN
Flatirons Surgery Center, LLC	CO
Folsom Outpatient Surgery Center, L.P. (doing business as Folsom Surgery Center)	CA
Fort Worth Surgicare Partners, Ltd. (doing business as Baylor Surgical Hospital at Ft. Worth)	TX
Franklin Endoscopy Center, LLC	TN
Frisco Medical Center, L.L.P. (doing business as Baylor Medical Center at Frisco)	TX
Frontenac Ambulatory Surgery & Spine Care Center, L.P. (doing business as Frontenac Surgery & Spine Care Center)	MO
Gallatin Physician Realty Partners, LLC	TN
Garland Surgicare Partners, Ltd. (doing business as Baylor Surgicare at Garland)	TX
Gateway Endoscopy Center, L.P.	MO

SUBSIDIARIES

STATE OF
NAME	INCORPORATION
Genesis ASC Partners, LLC (doing business as Genesis Surgery Center)	MI
Georgia Musculoskeletal Network, Inc.	GA
Global Healthcare Partners, Ltd.	UK
GP Surgery Center, LLC (doing business as Great Plains Ambulatory Surgery Center)	DE
Grapevine Surgicare Partners, Ltd. (doing business as Baylor Surgicare at Grapevine)	TX
Grass Valley Outpatient Surgery Center, L.P. (doing business as Grass Valley Surgery Center)	CA
Greenville Physicians Surgery Center, LLP	TX
Harvard Park Surgery Center, LLC	CO
Health Horizons of Kansas City, Inc.	TN
Health Horizons of Murfreesboro, Inc.	TN
Highgate Private Clinic, Ltd.	UK
HealthMark Partners, Inc.	DE
HealthMark Partners of Maryland, Inc.	MD
Hinsdale Surgical Center, LLC	IL
HMHP/USP Surgery Centers, LLC	OH
Hope Square Surgical Center, LLC	DE
Houston Ambulatory Surgical Associates, L.P.	TX
Huguley Surgery Center, LLP (doing business as Doctors Surgery Center at Huguley)	TX
ICNU Rockford, LLC	IL
ICNU San Antonio, LLC	TX
Implant Solutions, LLC	TN
INTEGRIS/USP Surgery Centers, LLC	OK
INTEGRIS/USP Surgery Centers II, L.L.C.	OK
Idaho Surgery Center, LLC	ID
Irving-Coppell Surgical Hospital, L.L.P.	TX
ISS-Orlando, LLC	FL
KHS Ambulatory Surgery Center LLC (doing business as Select Surgical Center at Kennedy)	NJ
KHS/USP Surgery Centers, LLC	NJ
KSF Orthopaedic Surgery Center, L.L.P.	TX
Lake Lansing ASC Partners, LLC (doing business as Lansing Surgery Center)	MI
Lansing ASC Partners, LLC	MI
Las Cruces Surgical Center LLC	NM
Lawrenceville Surgery Center, L.L.C.	GA
Lebanon Endoscopy Center, LLC	TN
Legacy/USP Surgery Centers, L.L.C.	OR
Lewisville Surgicare Partners, Ltd. (doing business as Baylor Surgicare at Lewisville)	TX
Liberty Ambulatory Surgery Center, L.P.	MO
Liberty Ambulatory Surgery Center, LLC	NJ
Liberty/USP Surgery Centers, L.L.C.	NJ
Lone Star Endoscopy Center, LLC (doing business as Lone Star Endoscopy)	TX
Manchester Ambulatory Surgery Center, LP (doing business as Manchester Surgery Center)	MO
Mary Immaculate Ambulatory Surgery Center, LLC	VA
Mason Ridge Ambulatory Surgery Center, L.P. (doing business as Mason Ridge Surgery Center)	MO
McLaren ASC of Flint, LLC (doing business as Mid-Michigan Surgery & Endoscopy Center)	MI
McLaren Real Estate Partners, Limited Partnership	MI
MCSH Real Estate Investors, Ltd.	TX
Medcenter Management Services, Inc.	DE
Medical Park Tower Surgery Center, LLC	TX
MedPlex Outpatient Surgery Center, Ltd.	AL
Memorial Ambulatory Surgery Center, LLC	VA
Memorial Hermann Endoscopy Center North Freeway, LLC	TX
Memorial Hermann Endoscopy & Surgery Center North Houston, LLC	TX
Memorial Hermann Specialty Hospital Kingwood, L.L.C. (doing business as Memorial Hermann Surgical Hospital Kingwood)	TX
Memorial Hermann Surgery Center Katy, LLP	TX
Memorial Hermann Surgery Center Kingsland, LLP	TX
Memorial Hermann Surgery Center Memorial City, LLC (doing business as Memorial Hermann Surgery Center Memorial Village)	TX
Memorial Hermann Surgery Center Northwest LLP	TX
Memorial Hermann Surgery Center Pearland, LLC	TX
Memorial Hermann Surgery Center Richmond, LLC	TX
Memorial Hermann Surgery Center Southwest, L.L.P.	TX
Memorial Hermann Surgery Center Sugar Land, L.L.P.	TX
Memorial Hermann Surgery Center Texas Medical Center, LLP	TX
Memorial Hermann Surgery Center — The Woodlands, LLP	TX
Memorial Hermann Surgery Center Woodlands Parkway, LLC	TX
Memorial Hermann/USP Surgery Centers, LLP	TX
Memorial Hermann/USP Surgery Centers II, LP	TX
Memorial Hermann/USP Surgery Centers III, LLP	TX
Memorial Hermann/USP Surgery Centers IV, LLP	TX
Memorial Surgery Center, LLC	OK
Metro Surgery Center, L.P.	DE
Metrocrest Surgery Center, L.P. (doing business as Baylor Surgicare at Carrollton)	TX
Metroplex Surgicare Partners, Ltd. (doing business as Baylor Surgicare at Bedford)	TX
MH Memorial City Surgery, LLC	TX
MH/USP Kingsland, LLC	TX
MH/USP Kingwood, LLC	TX
MH/USP North Freeway, LLC	TX
MH/USP North Houston, LLC	TX
MH/USP Northwest GP, LLC	TX
MH/USP Richmond, LLC	TX
MH/USP West Houston, L.L.C.	TX
MH/USP Woodlands Parkway, LLC	TX
Michigan ASC Partners, L.L.C.	MI
Mid Rivers Ambulatory Surgery Center, L.P. (doing business as Mid Rivers Surgery Center)	MO
Mid-State Endoscopy Center, LLC	TN
Middle Tennessee Ambulatory Surgery Center, L.P.	DE
Midwest Digestive Health Center, LLC (doing business as Midwest Physicians Surgery Center)	MO
Mountain Empire Surgery Center, L.P.	GA
MSH Partners, LLC (doing business as Baylor Medical Center at Uptown)	TX

SUBSIDIARIES

STATE OF
NAME	INCORPORATION
New Horizons Surgery Center, LLC	OH
New Mexico Orthopaedic Surgery Center Limited Partnership	GA
NKCH/USP Briarcliff GP, LLC	MO
NKCH/USP Liberty GP, LLC	MO
NKCH/USP Surgery Centers, LLC	MO
NKCH/USP Surgery Centers II, L.L.C.	MO
North Central Surgical Center, L.L.P.	TX
North Garland Surgery Center, L.L.P. (doing business as Baylor Surgicare at North Garland)	TX
North Shore Same Day Surgery, L.L.C. (doing business as North Shore Surgical Center)	IL
NorthShore/USP Surgery Centers II, L.L.C.	IL
North State Surgery Centers, L.P. (doing business as (1) Court Street Surgery Center (2) Mercy Surgery Center and (3) Redding Surgery Center	CA
Northeast Ohio Surgery Center, LLC	OH
Northern Monmouth Regional Surgery Center, L.L.C.	NJ
Northridge Surgery Center, L.P.	TN
Northwest Ambulatory Surgery Center, LLC	OR
Northwest Georgia Orthopaedic Surgery Center, LLC (doing business as Northwest Georgia Surgery Center)	GA
Northwest Surgery Center, Ltd.	TX
Northwest Surgery Center, LLP (doing business as Memorial Hermann Surgery Center Red Oak)	TX
Oklahoma Center for Orthopedic and Multi-Specialty Surgery, LLC	OK
Old Tesson Surgery Center, L.P.	MO
Olive Ambulatory Surgery Center, L.P. (doing business as Olive Surgery Center)	MO
OrthoLink ASC Corporation	TN
OrthoLink Physicians Corporation	DE
OrthoLink Radiology Services Corporation	TN
OrthoLink/Baptist ASC, LLC	TN
OrthoLink/ Georgia ASC, Inc.	GA
OrthoLink/New Mexico ASC, Inc.	GA
OrthoLink/TN ASC, Inc.	TN
Orthopedic and Surgical Specialty Company, LLC (doing business as Arizona Orthpedic Surgical Hospital)	AZ
Orthopedic South Surgical Partners, LLC (doing business as Orthopedic South Surgical Center)	GA
Pacific Endo-Surgical Center, L.P.	CA
PAHS/USP Surgery Centers, LLC	CO
Park Cities Surgery Center, L.P.	TX
Parkway Surgery Center, LLC	NV
Parkwest Surgery Center, L.P.	TN
Pasadena Holdings, LLC	NV
Patient Partners, LLC (doing business as Patient Partners Surgery Center)	TN
Pearland Ambulatory Surgery Center, Ltd.	TN
Pendragon Development, LLC	IL
Physicians Data Professionals, Inc.	TX
Physicians Pavilion, L.P. (doing business as Physicians Pavilion Surgery Center)	DE
Physicians Surgery Center at Good Samaritan, LLC	IL
Physician’s Surgery Center of Chattanooga, L.L.C.	TN
Physician’s Surgery Center of Knoxville, LLC	TN
Physicians Surgical Center of Ft. Worth, LLP (doing business as (1) Physicians Surgical Center of Ft. Worth and (2) Physicians Surgical Center of Ft. Worth II)	TX
Providence/USP Santa Clarita GP, LLC	CA
Providence/USP Surgery Centers, L.L.C.	CA
Radsource, LLC	DE
Reading Ambulatory Surgery Center, L.P. (doing business as Reading Surgery Center)	PA
Reading Endoscopy Center, LLC	DE
Redmond Surgery Center, LLC	TN
Resurgens Surgery Center, LLC	GA
Richmond ASC Leasing Company, LLC	VA
River North Same Day Surgery, L.L.C.	IL
Riverside Ambulatory Surgery Center, L.P. (doing business as Riverside Surgery Center)	MO
Rockwall Ambulatory Surgery Center, L.L.P. (doing business as Baylor Surgicare at Rockwall)	TX
Rockwall/Heath Surgery Center, L.L.P. (doing business as Baylor Surgicare at Heath)	TX
Roseville Surgery Center, L.P.	CA
Roswell Surgery Center, L.L.C.	GA
Saint Thomas Campus Surgicare, L.P. (doing business as Saint Thomas Surgicare)	TN
Saint Thomas/USP — Baptist Plaza, L.L.C.	TN
Saint Thomas/USP Surgery Centers, L.L.C.	TN
Saint Thomas/USP Surgery Centers II, LLC	TN
Same Day Management, L.L.C.	IL
Same Day Surgery, LLC	IL
San Antonio Endoscopy, L.P. (doing business as San Antonio Endoscopy Center)	TX
San Fernando Valley Surgery Center, L.P. (doing business as Providence Holy Cross Surgery Center at Mission Hills)	CA
San Gabriel Valley Surgical Center, L.P.	CA
San Martin Surgery Center, LLC (doing business as Durango Outpatient Surgery Center)	NV
Sand Lake Surgery Center, L.P.	DE
Santa Clarita Surgery Center, L.P. (doing business as Summit Surgery Center)	CA
Scripps Encinitas Surgery Center, LLC	CA
Scripps/USP Surgery Centers, L.L.C.	CA
Shore Outpatient Surgicenter, L.L.C.	GA
Shoreline Real Estate Partnership, LLP	TX
Shoreline Surgery Center, LLP (doing business as CHRISTUS Spohn — Surgicare of Corpus Christi)	TX
Shrewsbury Surgery Center, LLC	NJ
South County Outpatient Endoscopy Services, L.P.	MO
Southwest Ambulatory Surgery Center, L.L.C. (doing business as Southwest Orthopedic Ambulatory Surgery Center)	OK
Southwest Orthopedic and Spine Hospital, LLC (doing business as OASIS Hospital)	AZ
Southwest Orthopedic and Spine Hospital Real Estate, LLC	AZ
Specialty Surgicenters, Inc.	GA
SSI Holdings, Inc.	GA
SSM St. Clare Surgical Center, L.L.C.	MO
St. Agnes/USP Joint Venture, LLC	MD
St. Joseph’s Outpatient Surgery Center, LLC	AZ

SUBSIDIARIES

STATE OF
NAME	INCORPORATION
St. Joseph’s Surgery Center, L.P.	CA
St. Louis Surgical Center, L.C.	MO
St. Mary’s Ambulatory Surgery Center, LLC	VA
St. Mary’s Surgical Center, LLC	MO
St. Mary’s/USP Surgery Centers, LLC	MO
St. Vincent Health/USP, LLC	IN
Suburban Endoscopy Services, LLC	TN
Sugar Land Surgical Hospital, LLP (doing business as Surgical Specialty Hospital of Sugar Land LLP, an affiliate of Memorial Hermann)	TX
Summit Radiology, LLC	IL
Summit View Surgery Center, LLC	CO
Sunset Hills Ambulatory Surgery Center, L.P. (doing business as Sunset Hills Surgery Center)	MO
Surgery Center of Canfield, LLC	OH
Surgery Center of Columbia, L.P.	MO
Surgery Center of Gilbert, LLC	AZ
Surgery Center of Peoria, LLC	OK
Surgery Center of Scottsdale, LLC	OK
Surgery Center of Tempe, LLC (doing business as Physicians Surgery Center of Tempe)	OK
Surgery Centers Holdings Company, L.L.C.	OK
Surgery Centers of America II, LLC	OK
Surgical Health Partners, LLC	TN
Surgicenter of Baltimore, LLP	MD
Surgicoe of Texas, Inc.	TX
Surginet, Inc.	TN
Surgis, Inc.	DE
Surgis Management Services, Inc.	TN
Surgis of Chico, Inc.	CA
Surgis of Phoenix, Inc.	TN
Surgis of Redding, Inc.	TN
Surgis of Sand Lake, Inc.	TN
Surgis of Victoria, Inc.	TN
Tamarac Surgery Center LLC (doing business as Surgery Center of Ft. Lauderdale)	FL
TCH/USP Mayfield, LLC	OH
TCH/USP Surgery Centers, LLC	OH
Templeton Surgery Center, LLC	TN
TENN SM, LLC (doing business as Tennessee Sports Medicine Surgery Center)	TN
Terre Haute Surgical Center, LLC (doing business as St. Vincent Surgery Center of Terre Haute)	IN
Teton Outpatient Services, LLC	WY
Texan Ambulatory Surgery Center, L.P. (doing business as Texan Surgery Center)	TX
Texas Health Venture Arlington Hospital, LLC	TX
Texas Health Venture Carrollton, LLC	TX
Texas Health Venture Duncanville, LLC	TX
Texas Health Venture Ennis, LLC	TX
Texas Health Venture Fort Worth, L.L.C.	TX
Texas Health Venture Granbury, LLC	TX
Texas Health Venture Huguley, L.P.	TX
Texas Health Venture Keller, LLC	TX
Texas Health Venture Las Colinas, LLC	TX
Texas Health Venture Mansfield, LLC	TX
Texas Health Venture McKinney, LLC	TX
Texas Health Venture Park Cities, L.P.	TX
Texas Health Venture Plano, LLC	TX
Texas Health Venture Plano Parkway, LLC	TX
Texas Health Ventures Group L.L.C.	TX
The Ambulatory Surgical Center of St. Louis, L.P.	MO
The Center for Ambulatory Surgical Treatment, L.P.	CA
The Christ Hospital Spine Surgery Center, LLC	OH
The Surgery Center at Tri-City Orthopaedic Clinic, LLC	WA
The Surgery Center at Williamson, LLC (doing business as Williamson Surgery Center)	TX
THVG Arlington GP, LLC	DE
THVG Bedford GP, LLC	DE
THVG Bellaire GP, LLC	TX
THVG Denton GP, LLC	DE
THVG DeSoto GP, LLC	DE
THVG DSP GP, LLC	DE
THVG Fort Worth GP, LLC	DE
THVG Frisco GP, LLC	DE
THVG Garland GP, LLC	DE
THVG Grapevine GP, LLC	DE
THVG Huguley GP, LLC	DE
THVG Irving-Coppell GP, LLC	DE
THVG Lewisville GP, LLC	DE
THVG North Garland GP, LLC	DE
THVG Park Cities GP, LLC	TX
THVG Park Cities/Trophy Club GP, LLC	TX
THVG Rockwall GP, LLC	DE
THVG Rockwall 2 GP, LLC	TX
THVG Valley View GP, LLC	DE
TMC Holding Company, LLC	TX
Toms River Surgery Center, L.L.C.	NJ
TOPS Specialty Hospital, Ltd. (doing business as TOPS Surgical Specialty Hospital)	TX
Twin Cities Ambulatory Surgery Center, LP (doing business as Twin Cities Surgery Center)	MO
Trophy Club Medical Center, L.P. (dba Baylor Medical Center at Trophy Club)	TX
Tulsa Outpatient Surgery Center, LLC	OK
Tuscan Surgery Center at Las Colinas, LLC	TX
United Surgery Center — Southeast, Ltd.	TX
United Surgical Partners Holdings, Inc.	DE
University Surgery Center, Ltd. (dba University Surgical Center)	FL
University Surgical Partners of Dallas, L.L.P.	TX
Upper Cumberland Physicians’ Surgery Center, LLC	TN

SUBSIDIARIES

STATE OF
NAME	INCORPORATION
USP Alexandria, Inc.	LA
USP Assurance Company	VT
USP Austin, Inc.	TX
USP Austintown, Inc.	OH
USP Baltimore, Inc.	MD
USP Baton Rouge, Inc.	LA
USP Beaumont, Inc.	TX
USP Birmingham, Inc.	AL
USP Bridgeton, Inc.	MO
USP Cedar Park, Inc.	TX
USP Chesterfield, Inc.	MO
USP Chicago, Inc.	IL
USP Cincinnatti, Inc.	OH
USP Coast, Inc.	CA
USP Columbia, Inc.	MO
USP Corpus Christi, Inc.	TX
USP Creve Coeur, Inc.	MO
USP Denver, Inc.	CO
USP Des Peres, Inc.	MO
USP Destin, Inc.	FL
USP Domestic Holdings, Inc.	DE
USP Fenton, Inc.	MO
USP Festus, Inc.	MO
USP Florissant, Inc.	MO
USP Fredericksburg, Inc.	VA
USP Frontenac, Inc.	MO
USP Gateway, Inc.	MO
USP Glendale, Inc.	CA
USP Harbour View, Inc.	VA
USP Houston, Inc.	TX
USP Indiana, Inc.	IN
USP International Holdings, Inc.	DE
USP Jersey City, Inc.	NJ
USP Kansas City, Inc.	MO
USP Knoxville, Inc.	TN
USP Las Cruses, Inc.	NM
USP Long Island, Inc.	DE
USP Mason Ridge, Inc.	MO
USP Mattis, Inc.	MO
USP Michigan, Inc.	MI
USP Midwest, Inc.	IL
USP Mission Hills, Inc.	CA
USP Mt. Vernon, Inc.	IL
USP Nevada, Inc.	NV
USP Nevada Holdings, LLC	NV
USP New Jersey, Inc.	NJ
USP Newport News, Inc.	VA
USP North Kansas City, Inc.	MO
USP North Texas, Inc.	DE
USP Office Parkway, Inc.	MO
USP Oklahoma, Inc.	OK
USP Olive, Inc.	MO
USP Oxnard, Inc.	CA
USP Phoenix, Inc.	AZ
USP Portland, Inc.	OR
USP Reading, Inc.	PA
USP Richmond, Inc.	VA
USP Richmond II, Inc.	VA
USP Rockwall, Inc.	TX
USP Sacramento, Inc.	CA
USP San Antonio, Inc.	TX
USP San Gabriel, Inc.	CA
USP Securities Corporation	TN
USP St. Louis, Inc.	Mo
USP St. Peters, Inc.	MO
USP Sunset Hills, Inc.	MO
USP Tennessee, Inc.	TN
USP Texas, L.P.	TX
USP Texas Air, L.L.C.	TX
USP Torrance, Inc.	CA
USP Turnersville, Inc.	NJ
USP Virginia Beach, Inc.	VA
USP Webster Groves, Inc.	MO
USP West Covina, Inc.	CA
USP Westwood, Inc.	CA
USP Winter Park, Inc.	FL
USPE Holdings Limited	UK
USPI San Diego, Inc.	CA
USPI Stockton, Inc.	CA
Utica ASC Partners, LLC (doing business as Utica Surgery Cetner)	MI
Utica/USP Tulsa, L.L.C.	OK
Valley View Surgicare Partners, Ltd. (doing business as Baylor Surgicare at Valley View)	TX
Veroscan, Inc.	DE
Victoria Ambulatory Surgery Center, LP (doing business as The Surgery Center)	DE
Warner Park Surgery Center, LP	AZ
Webster Ambulatory Surgery Center, L.P. (doing business as Webster Surgery Center)	MO
West Houston Ambulatory Surgical Associates, L.P. (doing business as West Houston Surgicare)	TX
WHASA, LC	TX
Williamson Surgery Center, LLC	TN